SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under ss. 240.14a-12


                                 FX Energy, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       n/a
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1) Title of each class of securities to which transaction applies:
        ________________________________________________________________________
     2) Aggregate number of securities to which transaction applies:
        ________________________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ________________________________________________________________________
     4) Proposed maximum aggregate value of transaction:
        ________________________________________________________________________
     5) Total fee paid:
        ________________________________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
            1) Amount Previously Paid:
            2) Form, Schedule or Registration Statement No.:
            3) Filing Party:
            4) Date Filed:

                                                                 FX ENERGY, INC.
                                                       3006 Highland Drive, #206
                                                  Salt Lake City, Utah 84106 USA
                                                       Telephone: (801) 486-5555
                                                       Facsimile: (801) 486-5575

May 13, 2005



Dear FX Energy Stockholder:

         Our Proxy Statement for the 2005 Annual Stockholders' Meeting of FX Energy, Inc. and our 2004 Annual Report are enclosed. At this meeting, we will seek your support for the election of directors, for the approval of certain amendments to our Articles of Incorporation and Bylaws, and for the approval of our 2005 Long-Term Incentive Plan.

         These are important considerations for all stockholders. Therefore, the Board of Directors urges you to review each of these proposals carefully. The enclosed proxy statement discusses the intended benefits as well as possible disadvantages of these proposals.

         Your Board of Directors believes that the adoption of each of the proposals is in the best interests of all stockholders.

Sincerely,

FX ENERGY, INC.


David N. Pierce
President

                                 FX ENERGY, INC.
                         3006 HIGHLAND DRIVE, SUITE 206
                           SALT LAKE CITY, UTAH 84106

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 8, 2005

To the Stockholders of FX Energy, Inc.:

         The 2005 Annual Stockholders' Meeting (the "Annual Meeting") of FX Energy, Inc. (the "Company") will be held June 8, 2005, in the Ponderosa Room, Little America Hotel, 500 South Main Street, Salt Lake City, Utah. The Annual Meeting will convene at 10:00 a.m., local time, to consider and take action on the following proposals:

         (1) to elect two directors to serve until the expiration of their respective terms and until their respective successors are elected and qualified;

         (2) to approve an amendment to the Company's Articles of Incorporation to ensure that the officer and director liability provisions continue to conform to Nevada law;

         (3) to approve amendments to the Company's Bylaws to ensure that the officer and director indemnification provisions continue to conform to Nevada law;

         (4)      to approve the Company's 2005 Long-Term Incentive Plan; and

         (5) to transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

         Only owners of record of the Company's common stock outstanding as of the close of business May 5, 2005 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. Each share of common stock is entitled to one vote.

         Holders of at least a majority of the shares of common stock outstanding on the Record Date must be represented at the meeting to constitute a quorum for conducting business.

         The attendance at and/or vote of each stockholder at the Annual Meeting is important, and each stockholder is encouraged to attend.

                                              FX ENERGY, INC.
                                              By Order of the Board of Directors


                                              Scott J. Duncan, Secretary
Salt Lake City, Utah
May 13, 2005

                                    IMPORTANT
   Regardless of whether you plan to attend the meeting in person, please fill in, sign, date and return the enclosed proxy promptly in the self-addressed, stamped envelope provided. No postage is required if mailed in the United States. If you prefer, you may send the Company your proxy by facsimile transmission at 1-801-486-5575.

                                 SPECIAL REQUEST
            If your shares are held in the name of a brokerage firm,
           nominee or other institution, only it can vote your shares.
       Please contact promptly the person responsible for your account and give instructions for your shares to be voted.

                                 FX ENERGY, INC.
                         3006 HIGHLAND DRIVE, SUITE 206
                           SALT LAKE CITY, UTAH 84106


                                 PROXY STATEMENT

INTRODUCTION

         This proxy statement is furnished in connection with the solicitation of proxies, on behalf of the management of FX Energy, Inc., to be voted at the Annual Meeting to be held in the Ponderosa Room, Little America Hotel, 500 South Main Street, Salt Lake City, Utah, on June 8, 2005, at 10:00 a.m., local time, or at any adjournment thereof. The enclosed proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting in accordance with the directions set forth thereon. If no instructions are indicated on the enclosed proxy, the proxy will be voted as follows at the Annual Meeting:

         (1) FOR the election of two nominees of management set forth herein as directors of the Company to serve as directors until the expiration of their respective terms and until their successors are elected and qualified;

         (2) FOR approval of an amendment to the Company's Articles of Incorporation to ensure that the officer and director indemnification provisions continue to conform to Nevada law;

         (3) FOR approval of certain amendments to the Company's Bylaws to ensure that the officer and director indemnification provisions continue to conform to Nevada law;

         (4)      FOR approval of the Company's 2005 Long-Term Incentive Plan;
                  and

         (5) IN accordance with the best judgment of the persons acting as proxies on other matters presented for a vote.

         The enclosed proxy, even though executed and returned to the Company, may be revoked at any time before it is voted, either by giving a written notice, mailed or delivered to the Secretary of the Company or sent by facsimile transmission to 1-801-486-5575, by submitting a new proxy bearing a later date, or by voting in person at the Annual Meeting. If the proxy is returned to the Company without specific direction, the proxy will be voted in accordance with the Board of Directors' recommendations as set forth above.

         The entire expense of this proxy solicitation will be borne by the Company. In addition to this solicitation, officers, directors and regular employees of the Company, who will receive no extra compensation for such services, may solicit proxies by mail, by telephone or in person. This proxy statement and form of proxy were first mailed to stockholders on or about May 13, 2005.

         Only holders of the Company's 34,593,772 shares of common stock, par value $0.001, outstanding as of the close of business on May 5, 2005 (the "Record Date"), will be entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote. Holders of at least a majority of the shares of common stock outstanding on the Record Date must be represented at the Annual Meeting to constitute a quorum for conducting business.

         All properly executed and returned proxies as well as shares represented in person at the meeting will be counted for purposes of determining if a quorum is present, whether the proxies are instructed to abstain from voting or consist of broker nonvotes. Under Nevada corporate law and the Company's Articles of Incorporation and Bylaws, the election of directors requires the vote of a plurality of the shares present at the Annual Meeting. Abstentions and broker nonvotes will not be counted for the election of directors. Routine matters are considered approved by the stockholders if the number of votes cast in favor of the action exceeds the number of shares cast in opposition to the action. Therefore, abstentions and broker nonvotes are not counted and will have the same legal effect as a vote in favor of matters other than the election of directors. The proposed amendment to the Company's Articles of Incorporation will be considered approved by the stockholders if approved by the holders of a majority of the outstanding common stock at a meeting of the stockholders at which a quorum is present. The proposed amendment to the Company's Bylaws will be considered approved by the stockholders if approved by the holders of a two-thirds majority of the outstanding common stock at a meeting of the stockholders at which a quorum is present.

         Officers and directors holding an aggregate of 879,705 shares of common stock, or approximately 2.6% of the outstanding shares, have indicated their intent to vote in favor of all proposals.

         The Company's policy is that each member of the Board of Directors is encouraged, but not required, to attend the Annual Meeting. One of the Company's directors attended the Company's 2004 Annual Meeting.

CORPORATE GOVERNANCE

     Executive Officers, Directors

         The following sets forth the name, age, term of directorship, and principal business experience of each executive officer and director of the Company.

                                         Year
                                 ---------------------
                                  Director   Term                    Business Experience During Past
            Name            Age    Since    Expires                  Five Years and Other Information
 -------------------------------------------------------------------------------------------------------------------
  Directors
  ---------
  David N. Pierce           59      1992      2005    President and a director of the Company  since 1992,  Chairman from 1992  through  2003.  For more than three  years prior to
                                                      1992,   Vice-President   and  a  director  of  the   Company's
                                                      predecessor,  Frontier  Exploration  Company,  co-founded with his brother,  Andrew W.  Pierce,  in January  1989,  which was acquired by the  Company in 1992.  Executive  capacities  with privately  held oil and gas companies  since 1979. An attorney with more than 30 years of  experience  in natural  resources,
                                                      securities  and   international   business  law.  Graduate  of
                                                      Princeton University and Stanford University Law School.

  Thomas B. Lovejoy         69      1995      2007    Chairman of the Board of  Directors  since  October 27,  2003,
                                                      Chief Financial  Officer since 1999,  Vice-Chairman  from 1995 through  2003,  and a  consultant  to the Company from 1995 to
                                                      1999.   Between   1992  and  1999,   principal   of  Lovejoy &
                                                      Associates,  Inc.,  Greenwich,   Connecticut,  which  provided
                                                      financial  strategic  advice  respecting  private  placements, mergers and  acquisitions.  From 1989 through  1992,  managing director  and head of  natural  resource,  utility  and mining groups of Prudential  Securities,  Inc.,  New York City.  From
                                                      1980 through  1988,  managing  director and head of the energy and natural  resources  group of Paine Webber,  Inc. From 1993 to  2001,  director  of  Scaltech,  Inc.,  Houston,  Texas,  a
                                                      processor  of  petroleum  refinery  oil  waste.   Graduate  of
                                                      Massachusetts  Institute of  Technology  and Harvard  Business
                                                      School.

                                       4

                                         Year
                                 ---------------------
                                  Director   Term                    Business Experience During Past
            Name            Age    Since    Expires                  Five Years and Other Information
 -------------------------------------------------------------------------------------------------------------------
  Jerzy B. Maciolek         55      1995      2006    Vice-President of International  Exploration and a director of
                                                      the  Company  since  1995.   Employed  by  the  Company  since
                                                      September  1995.  Instrumental  in the  Company's  exploration efforts in Poland.  Prior to becoming the Company's  employee,
                                                      a  private   consultant   for  over  five   years,   including
                                                      consulting  on  exploration  projects  in the  western  United
                                                      States,  the  hydrocarbon  potential of Poland and Kazakhstan, and developing applied integrated geophysical  interpretations over gold mines in Nevada,  California  and  Mexico.  Graduate of the Mining and Metallurgy Academy in Krakow, Poland.

  David L. Worrell          59      2003      2007    Director of the Company  since 2003.  Founder and President of
                                                      David Worrell Associates,  a commercial real estate consulting
                                                      and   development   firm  with  emphasis  on  the  hospitality
                                                      industry,   from  1990  through  1997  and  1999  through  the
                                                      present.    Served   in   1998   as   Senior   Vice-President,
                                                      Development,  for  Homestead  Village,  Inc., a New York Stock
                                                      Exchange  listed,  lodging  company.  From 1993 through  1997, served as Chief Executive  Officer,  and from 1998 through the present,  as Chairman of Subway  Russia  Franchising  Company,
                                                      exclusive  master  franchisee  of  the  Subway  Sandwich  Shop
                                                      restaurant   concept  in  Russia;   from  1981  through  1990,
                                                      Managing Director,  Vice-President and Director of Development
                                                      for  MAT   Associates,   a  national  real  estate   developer
                                                      specializing  in hotel  and  related  commercial  development.
                                                      Prior  to  1981,  practicing  attorney  in the  areas  of real
                                                      estate   acquisition   and   development   and   international
                                                      transactions.   Graduate  of  Stanford   Graduate   School  of
                                                      Business,  Stanford Law School,  and Cornell  University.  Mr.
                                                      Worrell  is  a  member  of  the   Company's   Nomination   and
                                                      Governance Committee and its Audit Committee,  and is Chairman
                                                      of the Company's Compensation Committee.

  Arnold S. Grundvig, Jr.   56      2003      2007    Director  of the  Company  since  2003.  President  and  Chief
                                                      Financial  Officer of  A-Systems  Corporation,  a developer of accounting  software,  since 1993.  From 1990 to 1992,  served as Controller for Weider Health & Fitness,  a sports nutrition
                                                      company,   and  Schiff   Vitamin,   a  nutrition   enhancement
                                                      company.  From  1985 to 1989,  served as a  Financial  Analyst for Petro Source  Corporation,  a crude oil trading firm. From
                                                      1983 to 1985, worked as an independent  turn-around consultant on  several  projects.  From  1977 to 1983,  worked  for First
                                                      Interstate  Bank (now  Wells  Fargo  Bank) as  Manager  of the
                                                      Credit  Department  and as a  Commercial  Loan  officer.  From
                                                      1971  to  1977,  served  as a  Financial  Analyst  for  Dun  &
                                                      Bradstreet,   Inc.,  a  commercial   credit   rating   bureau.
                                                      Graduate of Phoenix  University  (MBA) and the  University  of
                                                      Utah.  Mr.   Grundvig  is  Chairman  of  the  Company's  Audit
                                                      Committee  and  a  member  of  the  Company's  Nomination  and
                                                      Governance Committee and its Compensation Committee.

                                       5

                                         Year
                                 ---------------------
                                  Director   Term                    Business Experience During Past
            Name            Age    Since    Expires                  Five Years and Other Information
 -------------------------------------------------------------------------------------------------------------------
  Richard Hardman CBE       69      2003      2006    Exploration  Advisor since  February  2003 and director  since
                                                      October 27, 2003.  From January  2002  through  January  2003,
                                                      Advisor  on  Exploration  to the Chief  Executive  Officer  of
                                                      Enterprise  Oil and worked in an advisory  capacity to Neptune
                                                      Oil  and  Gas.  Between  1983  and  January  2002,  served  in various  executive  capacities with Amerada Hess, a worldwide, integrated  oil  and gas  firm.  Vice-President  of  Worldwide
                                                      Exploration  based in London between May 1998 and May 2001 and
                                                      Exploration  Advisor  thereafter  until January  2002.  Over a career  spanning  more  than 40  years,  worked in oil and gas exploration as a geologist in Libya, Kuwait, Colombia,  Norway and the  North  Sea.  Chairman  of the  Petroleum  Society  of
                                                      Great Britain,  President of the Geological Society of London,
                                                      as  the  European  member  of  the  Advisory  Counsel  of  the
                                                      American  Association of Petroleum  Geologists,  and currently
                                                      Chairman  of  APPEX,  a  farmout  fair  organization  based in
                                                      London.  Commander  of the British  Empire in New Year Honours
                                                      List of 1998 for  services to the oil  industry.  Mr.  Hardman is  a  member  of  the  Company's  Nomination  and  Governance
                                                      Committee and its Compensation Committee.

  Dennis B. Goldstein       59      2003      2005    Mr.  Goldstein has been a director since October 27, 2003, and was appointed  Lead Director  November 10, 2003. He previously served  as a member  of the  Board of  Directors  from 1999 to
                                                      2002,  and was a member of the Audit  Committee of the Company prior to his  resignation.  Since March of 2002, Mr. Goldstein has been  practicing  natural  resources law in San Francisco,
                                                      California.  From 1976 until March of 2002, Mr.  Goldstein was with  Homestake  Mining  Company,  a New York  Stock  Exchange
                                                      listed,   international   gold   mining   company  in  various
                                                      capacities.  When  Homestake  was  purchased  by Barrick  Gold
                                                      Corporation  in  2002,  he was  Vice-President  and  Corporate
                                                      Counsel.  Mr.  Goldstein  is a  graduate  of Brown  University
                                                      ('67),  Stanford University Law School ('71) and the Executive
                                                      Program of the  Stanford  Graduate  School of Business  ('87).
                                                      He  is a  member  of  the  California  and  the  American  Bar
                                                      Associations.  Mr.  Goldstein  is  Chairman  of the  Company's
                                                      Nomination  and  Governance  Committee  and is a member of its
                                                      Audit Committee and its Compensation Committee.
  Executive Officers
  ------------------
  Andrew W. Pierce          57       --        --     Vice-President  and Chief  Operating  Officer  of the  Company
                                                      since 1992,  director  from 1992  through his  resignation  in
                                                      2003.  For more than three years prior to 1992,  President and a director of the Company's predecessor,  Frontier Exploration
                                                      Company,  co-founded  with his brother,  David N.  Pierce,  in
                                                      January  1989,  which was  acquired  by the  Company  in 1992.
                                                      More than 25 years of experience  in oil and gas  exploration, drilling,  production  and leasing  experience,  with  primary
                                                      management   and  line   responsibility   for   drilling   and
                                                      completion activities in the western United States.

                                       6

                                         Year
                                 ---------------------
                                  Director   Term                    Business Experience During Past
            Name            Age    Since    Expires                  Five Years and Other Information
 -------------------------------------------------------------------------------------------------------------------
  Scott J. Duncan           56       --        --     Vice-President   Investor   Relations  and  Secretary  of  the
                                                      Company,  director  from 1993  through  2004,  when he did not stand for  reelection.  Financial  consultant  to the  Company from its  inception  through  April  1993,  when he became the
                                                      Company's  Treasurer.  Prior to becoming a consultant with the
                                                      Company,   an  executive   and   director  of  several   small
                                                      businesses  in Salt Lake City.  Graduate of the  University of
                                                      Utah School of Business.

  Clay Newton               48       --        --     Vice-President  of  Finance,  Treasurer  and Chief  Accounting
                                                      Officer  since 2003 and a director from  2002-2003.  Worldwide
                                                      Controller  for  LANDesk  Software,  Inc.  from  2002-2003,  a private  technology  company with  operations  and entities in
                                                      eight   countries.   Director   of   Corporate   Finance   and
                                                      Administration   for  Talk2   Technology,   Inc.,   a  private
                                                      technology  company,   from  2000  to  2002.  Chief  Financial
                                                      Officer  and  Corporate  Secretary  for Equity  Oil,  Inc.,  a
                                                      publicly-traded  international oil and gas company,  from 1986 to  2000.  Graduate,  University  of  Utah.  Certified  Public
                                                      Accountant, Certified Equity Professional.

         The Board of Directors has determined that Dennis B. Goldstein, Arnold
S. Grundvig, Jr., Richard Hardman, and David L. Worrell are "independent directors" as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers.

     Board of Directors' Meetings and Committees

         Board of Directors

         The Board of Directors held six meetings during 2004 and one meeting to date in 2005. The directors also discussed the Company's business and affairs informally on numerous occasions throughout the year and took several actions through unanimous written consents in lieu of meetings.

         Audit Committee

         On November 10, 2003, the Board of Directors formally adopted an amended Audit Committee Charter, which was amended on March 30, 2004, and is available on the Company's website, www.fxenergy.com. The Audit Committee of the Board of Directors is currently composed of three independent directors: Arnold
S. Grundvig, Jr., its Chairman, whom the Board of Directors has determined to be an audit committee financial expert, and David L. Worrell and Dennis B. Goldstein, each of whom the Board of Directors has determined to be independent, all as required by Rule 10A-3(b)(1) adopted pursuant to the Securities Exchange Act of 1934.

         The Audit Committee selects the Company's independent auditors, approves the scope of audit and related fees, and reviews financial reports, audit results, internal accounting procedures, related-party transactions, when appropriate, and programs to comply with applicable requirements relating to financial accountability. The Audit Committee's responsibilities also include the development of policies and procedures for compliance by the Company and its officers and directors with applicable laws and regulations. The Audit Committee met eleven times during 2004 and has met three times to date in 2005, including meetings in early 2005 to review the results of the audit of the Company's 2004 financial statements by its independent accountants and other related matters, as reported below.

         Compensation Committee

         On November 10, 2003, the Board of Directors formally adopted a written charter for the Compensation Committee, which is available on the Company's website, www.fxenergy.com. The Compensation Committee is responsible for reviewing performance of senior management, recommending compensation, and developing compensation strategies and alternatives throughout the Company. The Compensation Committee met five times during 2004 and has met once to date during 2005, in addition to several informal telephone meetings throughout 2004. The Compensation Committee of the Board of Directors is composed of four independent directors: David L. Worrell, its Chairman, Richard Hardman, Dennis
B. Goldstein and Arnold S. Grundvig, Jr.

         Nomination and Governance Committee

         On November 10, 2003, the Board of Directors formally adopted a written charter for the Nomination and Governance Committee, which is available on the Company's website, www.fxenergy.com. The Nomination and Governance Committee is responsible for recommendations to the Board of Directors respecting corporate governance principles; prospective nominees for director; Board member performance and composition; function, composition and performance of Board committees; succession planning; director and officer liability insurance coverage; and directors' responsibilities. The Nomination and Governance Committee met four times during 2004 and has met once to date during 2005. The Nomination and Governance Committee of the Board of Directors is composed of four independent directors: Dennis B. Goldstein, its Chairman, Richard Hardman, David L. Worrell and Arnold S. Grundvig, Jr.

         When considering candidates for directors, the Nomination and Governance Committee takes into account a number of factors, including the individual's reputation for judgment, skill, integrity and other relevant qualities; whether the candidate has relevant business experience; whether the candidate has achieved a high level of professional accomplishment; independence from management under both Nasdaq and Securities and Exchange Commission definitions; existing commitments to other businesses; potential conflicts of interest with other pursuits; corporate governance background and experience; financial and accounting background that would permit the candidate to serve effectively on the Audit Committee; and the size, composition, and experience of the existing Board of Directors.

         The committee will also consider candidates for directors suggested by stockholders using the same considerations. Stockholders wishing to suggest a candidate for director should write to Scott J. Duncan and include a statement that the writer is a stockholder and is proposing a candidate for consideration by the committee; the name of and contact information for the candidate; a statement that the candidate is willing to be considered and would serve as a director if elected; a statement of the candidate's business and educational experience, preferably in the form of a resume or curriculum vitae; information regarding each of the factors identified above, other than facts regarding the existing Board of Directors, that would enable the committee to evaluate the candidate; a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company; and detailed information about any relationship or understanding between the stockholder and the proposed candidate.

         Before nominating a sitting director for reelection at an annual meeting, the committee considers the director's performance on the Board of Directors and attendance at Board of Directors' meetings, and whether the director's reelection would be consistent with the Company's governance guidelines and ability to meet all applicable corporate governance requirements.

         When seeking candidates for director, the committee may solicit suggestions from incumbent directors, management or others. After conducting an initial evaluation of the candidates, the committee will interview that candidate if it believes the candidate might be suitable for a position on the Board of Directors. The committee may also ask the candidate to meet with management. If the committee believes the candidate would be a valuable addition to the Board of Directors, it will recommend to the full Board of Directors that candidate's nomination.

         Rights Redemption Committee

         In connection with the adoption of a stockholder Rights Agreement, the Board of Directors formed a Rights Redemption Committee during 1997 to perform certain functions in accordance with such plan. The Rights Redemption Committee, which shall be appointed by the Board of Directors as necessary, must consist of at least three continuing directors, a majority of whom may not be Company employees. The Rights Redemption Committee did not meet during 2004.

     Policy on Stockholder Communications with Directors

         Company stockholders that want to communicate with the Board, any of its committees, or with any individual director can write to the Company at 3006 Highland Drive, Suite 206, Salt Lake City, Utah 84106. Such letter should indicate that it is from a Company stockholder. Depending upon the subject matter, management will:

         o forward the communication to the director, directors or committee to whom it is addressed;

         o attempt to handle the inquiry directly if it is a request for information about the Company or other matter appropriately dealt with by management; or

         o not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

         At each Board of Directors' meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded to the directors and make those communications available to the directors on request.

     Code of Ethics

         The Company has adopted a Code of Ethics that applies to all of its employees, including its principal executive officer, principal financial officer, and its principal accounting officer. The Code of Ethics is available on the Company's website, www.fxenergy.com.

     Stockholder Proposals

         No proposals have been submitted by the Company's stockholders for consideration at the Annual Meeting. It is anticipated that the next annual meeting of stockholders will be held during June 2006. Stockholders may present proposals for inclusion in the proxy statement to be mailed in connection with the 2006 Annual Meeting of Stockholders of the Company, provided such proposals are received by the Company no later than January 3, 2006, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the Company's Articles of Incorporation and Bylaws.

PROPOSAL 1. ELECTION OF DIRECTORS

         The Company's Articles of Incorporation provide that the Board of Directors shall be divided into three classes, with each class as equal in number as practicable. One class is to be elected each year for a three-year term. At the Annual Meeting, two directors will be elected to serve three-year terms.

         The Board of Directors has nominated David N. Pierce and Dennis B. Goldstein for election as directors of the Company at the Annual Meeting, each to serve for a term of three years expiring at the 2008 annual meeting and until his successor is elected and qualified. Such nominations have been approved unanimously by the Company's Nomination and Governance Committee and by the Board of Directors.

         Votes will be cast, pursuant to authority granted by the enclosed proxy when properly executed and returned to the Company, for the election of the nominees named below as directors of the Company, except as otherwise specified in the proxy. In the event a nominee shall be unable to serve, votes will be cast, pursuant to authority granted by the enclosed proxy, for such person as may be designated by the Board of Directors. The Company's officers are elected at the Annual Meeting of the Board of Directors to hold office until their respective successors are elected and qualified. The information concerning the nominees and directors and their security holdings has been furnished by them to the Company. Biographical information and business experience of each person nominated and for each director whose term of office will continue after the Annual Meeting are discussed below. (See "Principal Stockholders.")

     Recommendation of the Board of Directors

         The Board of Directors recommends a vote "FOR" the election of the nominees David N. Pierce and Dennis B. Goldstein as directors of the Company, to serve in such capacities until the expiration of their term at the 2008 annual meeting of stockholders and until their successors are elected and qualified.

     Vote Required

         Directors are elected by the affirmative vote of the holders of a plurality of the shares of common stock voted at the Annual Meeting. Abstentions and broker nonvotes will not be counted in the election of directors.

PROPOSAL 2. AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO ENSURE
            PROVISIONS REGARDING LIABILITY OF DIRECTORS AND OFFICERS CONTINUE TO CONFORM TO NEVADA LAW

     General

         The Board of Directors has unanimously approved an amendment to Article V of the Articles of Incorporation (the "Article Amendment") to delete language tracking the Nevada statutory exemptions, so that any amendments or deletions in the Nevada Revised Statutes would not create inconsistencies with the Articles of Incorporation. Article V of the Articles of Incorporation, as proposed to be amended, reads as follows:

                                    ARTICLE V
                             LIMITATION ON LIABILITY
                            OF DIRECTORS AND OFFICERS

                  To the fullest extent permitted by the Nevada Revised Statutes or any other applicable law as now in effect or as it may hereafter be amended, a director or officer of the Corporation shall have no personal liability to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer.

         The Board of Directors believes that this amendment does not reflect any change in the Company's position on the liability of its directors and officers. Rather than attempting to restate Nevada law in the Articles of Incorporation, which would require an amendment to the Articles of Incorporation every time the relevant Nevada law is changed, the Board of Directors has concluded that it is in the best interests of the stockholders to amend Article V of the Articles of Incorporation to delete the language tracking the Nevada Revised Statutes in favor of the more general reference to the Nevada Revised Statutes in the introductory clause.

     Recommendation of the Board of Directors

         The Board of Directors recommends a vote "FOR" the adoption of the proposed Article Amendment. It is intended that, in the absence of contrary specifications, votes will be cast pursuant to the enclosed proxies for the adoption of the proposed Article Amendment.

     Vote Required

         The above proposal will be approved if the number of votes cast for such proposal constitutes at least a majority of the Company's issued and outstanding shares of common stock. Abstentions and broker nonvotes will have the same legal effect as a vote against the proposal. Directors and officers holding 879,705 shares, or approximately 2.6% of the issued and outstanding shares, have indicated their intention to vote in favor of adoption.

PROPOSAL 3: AMENDMENT TO THE COMPANY'S BYLAWS TO ENSURE PROVISIONS REGARDING
            INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS CONTINUE TO CONFORM TO NEVADA LAW

General

         The Board of Directors has unanimously approved an amendment to the
Article VIII of the Bylaws (the "Bylaw Amendment") to delete provisions tracking the Nevada Revised Statutes, so that any amendments or deletions in the Nevada Revised Statutes would not create inconsistencies with the Bylaws regarding the indemnification of directors, officers, employees and agents. The proposed amendment to Article VIII of the Bylaws deletes the current Sections 8.01 through 8.03 in favor of a new Section 8.01 and renumbers the remaining sections. The new Section 8.01 would read as follows:

                                  ARTICLE VIII
                  INSURANCE AND OFFICER AND DIRECTOR CONTRACTS

                  Section 8.01 Indemnification. The corporation shall indemnify any officer or director and may indemnify any other person to the fullest extent permitted by law as the same exists or may hereafter be amended (but in the case of any amendment, only to the extent that such amendment permits the corporation to provide broader indemnification than was permitted prior to such amendment).

         The Board of Directors believes that this Bylaw Amendment does not reflect any change in the Company's position on the indemnification of its directors, officers, employees and agents. The deleted provisions, at the time they were adopted and subsequently, were intended to provide for the indemnification of the Company's directors and to permit the Company to indemnify its officers, employees and agents to the fullest extent permitted by Nevada law, as provided in Article VI of the Articles of Incorporation. The Bylaws include detailed provisions about how such indemnification is to be effected. In the intervening years subsequent to the 1993 adoption of the Company's Bylaws, the Nevada statute has been amended, highlighting the potential for conflict between the Company's Bylaws and the statute. Therefore, the Board of Directors has concluded that it is in the best interests of the stockholders that these portions of the indemnification provisions of Article VIII of the Bylaws be deleted in favor of the simpler statement in this Article VIII and in Article VI of the Articles of Incorporation, which provides that the Company shall indemnify its directors and may indemnify its officers, employees and agents to the fullest extent permitted by Nevada law.

Recommendation of the Board of Directors

         The Board of Directors recommends a vote "FOR" the adoption of the proposed Bylaw Amendment. It is intended that, in the absence of contrary specifications, votes will be cast pursuant to the enclosed proxies for the adoption of the proposed Bylaw Amendment.

Vote Required

         The above proposal will be approved if the number of votes cast for such proposal constitutes at least a two-thirds majority of the Company's issued and outstanding shares of common stock. Abstentions and broker non-votes will have the same legal effect as a vote against the proposal. Directors and officers holding 879,705 shares, or approximately 2.6% of the issued and outstanding shares, have indicated their intention to vote in favor of adoption.

PROPOSAL 4. APPROVAL OF THE 2005 LONG-TERM INCENTIVE PLAN

     General

         On March 29, 2005, the Board of Directors of the Company approved the terms of the 2005 Long-Term Incentive Plan (the "2005 Plan"). In order for certain 2005 Plan provisions relating to incentive stock options to be effective, it must be approved by the stockholders of the Company and is being submitted for such approval pursuant to this proxy statement.

     Plan Summary

         The Board of Directors of the Company believes that it is important that senior management as well as other employees and individuals who contribute to the success of the Company have a stake in the enterprise as stockholders. Consistent with this belief, the award of stock options and stock purchase rights has been and will continue to be an important element of their compensation program. The Board of Directors and the stockholders previously approved and adopted the 1995, 1996, 1997, 1998, 1999, 2000 and 2001 Stock
Option and Award Plans and the 2003 and 2004 Long-Term Incentive Plans. As of December 31, 2004, options to purchase an aggregate of 3,851,733 shares were outstanding under such plans, leaving 954,566 shares available for issue under such plans. As the award of equity participation is an important element of the Company's compensation program, the Board of Directors believes that another plan should be adopted. This year, the Board of Directors is proposing to add restricted stock units to the 2005 plan, which would provide the Company another equity instrument to use in its compensation program.

         The 2005 Plan is intended to (a) attract competent directors, executive personnel and other employees, (b) ensure the retention of the services of existing directors, executive personnel and employees, and (c) provide incentives to all of such personnel to devote the utmost effort and skill to the advancement and betterment of the Company, by permitting them to participate in ownership and thereby permitting them to share in increases in the value that they help produce.

         The 2005 Plan is to be administered either by the Board of Directors or by the appropriate committee to be appointed from time to time by such Board of Directors. Currently, the Compensation Committee recommends actions respecting the 2005 Plan to the Board of Directors. Awards granted under the 2005 Plan may be incentive stock options ("ISOs") as defined in the Internal Revenue Code, appreciation rights, options that do not qualify as ISOs, restricted stock units, or stock bonus awards that are awarded to employees, officers and directors who, in the opinion of the Board of Directors or the committee, have contributed or are expected to contribute materially to the success of the Company. In addition, at the discretion of the Board of Directors or the committee, options or bonus stock may be granted to individuals who are not employees, officers or directors but contribute to the success of the Company.

         The exercise price of options granted under the 2005 Plan is to be determined by the Board of Directors or the committee at the time of grant and, in the case of ISOs, may not be less than 100% of the fair market value of such capital stock on the date the option is granted (110% of the fair market value in the case of 10% stockholders). Options granted under the 2005 Plan must expire not later than 10 years after the date of grant (five years in the case of ISOs granted to 10% stockholders).

         The 2005 Plan permits payment to be made for the exercise of options by means of cash, check, promissory note, other shares of the Company's common stock (with some restrictions), cashless exercise, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or by any combination of those means.

         All of the employees, officers and directors of the Company are eligible to participate under the 2005 Plan. A maximum of 1,000,000 shares are available for grant under the 2005 Plan. The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards are determined by the Board of Directors or the committee, in its sole discretion; provided, however, that in no event may the aggregate fair market value of shares for which an ISO is first exercisable in any calendar year by any eligible employee exceed $100,000.

         Options, stock purchase rights, and restricted stock units granted under the 2005 Plan are nontransferable other than by will or by the laws of descent or distribution, and may be exercised and shares issued during the optionee's or participant's lifetime only by the optionee or participant or by an optionee's or participant's family member who has acquired the option, stock purchase right, or restricted stock unit through a gift or a transfer for value pursuant to a domestic relations order in settlement of marital property rights or a transfer to an entity in which more than 50% of the voting interests are owned by an optionee's or participant's family members or the optionee or participant in exchange for an interest in that entity.

         In the case of an ISO, however, the options are nontransferable other than by will or by the laws of descent or distribution and may only be exercised by the optionee during the lifetime of the optionee or by the optionee's executor, personal representative (or person acting in a substantially similar capacity), or heir.

         The aggregate number of shares with respect to which options, stock awards, or restricted stock units may be granted under the 2005 Plan, the number of shares covered by each outstanding option, and the purchase price per share shall be adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, reorganization, merger, consolidation, exchange of shares, stock dividend, stock split, reverse stock split, or other subdivision or consolidation of shares. In the case of an ISO, the ratio of the option price immediately after the change to the fair market value of the stock subject to the option immediately after the corporation transaction must not be more favorable to the optionee on a share-by-share basis than the ratio of the old option price to the fair market value of the stock subject to the option immediately before such transaction. All such adjustments shall be made by the Board of Directors or the committee, whose good faith determination shall be binding absent manifest error.

         The Board of Directors or the committee may from time to time alter, amend, suspend or discontinue the 2005 Plan with respect to any shares as to which options, stock awards, or restricted stock units have not been granted. However, no such alteration or amendment (unless approved by the stockholders) shall (a) increase (except adjustment for an event of dilution) the maximum number of shares for which options or stock awards may be granted under the 2005 Plan either in the aggregate or to any eligible employee; (b) reduce (except adjustment for an event of dilution) the minimum option prices that may be established under the 2005 Plan; (c) extend the period or periods during which options may be granted or exercised; (d) materially modify the requirements as to eligibility for participation in the 2005 Plan; (e) change the provisions relating to events of dilution; or (f) materially increase the benefits accruing to the eligible participants under the 2005 Plan.

     Certain Tax Matters

         The following summary of the major United States income tax consequences of participation in the 2005 Plan is based on the pertinent provisions of the Internal Revenue Code, the applicable regulations promulgated by the Treasury Department under the Internal Revenue Code (the "Regulations"), and judicial and administrative interpretations of the Internal Revenue Code and Regulations. The Internal Revenue Code, the Regulations, and the interpretations thereof are subject to change and such changes may be given retroactive effect. Options to be granted under the 2005 Plan do not qualify under Section 401(a) of the Internal Revenue Code as qualified pension, profit sharing, or stock bonus plans.

         Nonqualified Stock Options

         Under the current provisions of the Internal Revenue Code, the following consequences will result from the grant and exercise of the options that are not granted and issued in accordance with the requirements of Section 422 of the Internal Revenue Code and, therefore, do not qualify as ISOs under the Internal Revenue Code (assuming there is not an active trading market for options of the Company):

                  (1) Income will not be recognized by the optionee at the time of the grant of the options, except that in the event options are granted with an exercise price lower than the then-current fair market value of the shares, the difference between the exercise price and the then-current fair market value will be treated as deferred compensation income recognized as of the date the options are granted.

                  (2) If income is not recognized at the time of the grant of the options pursuant to clause (1) above, on exercise of the options, in whole or in part, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the option shares acquired at the time of exercise over the option exercise price.

                  (3) Upon the sale of any option shares acquired pursuant to the exercise of the options, the optionee will realize short-term or long-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized on such sale and the optionee's tax basis in the option shares (as described below).

                  (4) The Company will be entitled to record a compensation expense for federal income taxation purposes in an amount equal to the ordinary income recognized by the optionee as set forth in clauses (1) and (2) above.

         If payment of the exercise price is made entirely in cash, the tax basis of the option shares will be equal to the option exercise price paid, if any, plus the ordinary income recognized by the optionee, which sum should equal the fair market value of the option shares acquired on the date of exercise. The holding period will begin on the day after the tax basis of the shares is so determined.

         The ordinary income received by the optionee on the exercise of a nonqualified option is considered compensation from the Company. As with other forms of compensation, withholding taxes, FICA and Medicare payments will be owed with respect to the exercise of options by employees. The Company may accept payment of such withholding taxes, FICA and Medicare payments in one or more of the following ways: (a) the optionee delivering shares of common stock with a fair market value equal to such requirements; (b) the Company withholding option shares subject to the option, with a fair market value equal to such requirements; or (c) the Company withholding from payroll or other amounts owed to the holder. The Company may, in its sole discretion, discuss with the securities broker-dealer through which an optionee subject to withholding sells stock issued on the exercise of options the use of a portion of the sales proceeds to pay the withholding obligation, so that such payment is not an advance out-of-pocket expense to the optionee.

         Incentive Stock Options

         Under the current provisions of the Internal Revenue Code, if shares of common stock are issued to the original holder of an ISO granted and exercised in accordance with the 2005 Plan, then:

                  (1) no income will be realized by such holder at the time of the grant of the option or on the transfer of such shares of common stock to the holder pursuant to the exercise of the option;

                  (2) the excess of the fair market value of such shares of common stock at the time of exercise over the option exercise price will be treated as an "item of tax preference" to such holder under the alternative minimum tax provisions of the Internal Revenue Code, and therefore, may be subject to tax at the minimum tax rate under certain conditions;

                  (3) no compensation deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of such option; and

                  (4) upon a sale or exchange of shares of common stock acquired on exercise of the option after the later of (a) one year after the date of transfer of shares of common stock to the original holder, or
         (b) two years after the date of the grant of the option, any amount realized by such holder in excess of the option exercise price will be taxed to the holder as a long-term capital gain, and any loss sustained will be a long-term capital loss.

         If such shares are disposed of before the expiration of the holding periods described in clause (4) above, then (i) the holder will realize ordinary taxable income in the year of disposition in an amount equal to the difference between the fair market value of the stock as of the date of exercise of the option determined under the rules of the Internal Revenue Code and the exercise price of the options; (ii) the holder will also realize capital gain or loss, short-term or long-term, as the case may be, in an amount equal to the difference between the amount realized by the holder on sale or exchange of the shares and the option price paid by the holder increased by the amount of ordinary income, if any, recognized by the holder on exercise of the option;
(iii) the Company will be entitled to a deduction in the amount of the compensation (ordinary) income so realized by the holder; and (iv) the tax preference otherwise arising on the exercise of the option would be inapplicable.

         If an option is exercised by payment in common stock (to the extent allowed), such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such shares upon exercise. However, if the previously owned shares were acquired on the exercise of an incentive or other tax-qualified stock option and the holding period requirement for those shares was not satisfied at the time they were used to exercise the outstanding option or to satisfy the withholding obligations, such use would constitute a disqualifying disposition of such previously owned shares resulting in the recognition of ordinary income (but, under proposed Regulations, not any additional capital gain) in the amount described above.

         Stock Awards

         Under the terms of the 2005 Plan, stock awards may be granted as determined by the Board of Directors or authorized committee. Such stock awards may be subject to forfeiture under conditions imposed by the Board of Directors or the committee. Recipients of stock awards will realize ordinary income at the time of receipt of a stock award or, if such award is subject to forfeiture, upon the lapse of any such forfeiture provisions. The ordinary income realized by the recipient will be equal to the fair market value of the shares less the amount, if any, paid in connection with the issuance (the Board of Directors or the committee can require the payment of par value at the time of the grant). The Company will realize a corresponding compensation deduction. The holder will have a basis in the shares acquired equal to any amount paid on receipt plus the amount of any ordinary income recognized by the holder. On sale of the shares, the holder will have a capital gain or loss equal to the sales proceeds minus his or her basis in the shares.

         Restricted Stock Units

         Restricted stock units may also be granted as determined by the Board of Directors or authorized committee in the same manner as stock awards. However, in the case of restricted stock units, the shares of stock will not be issued until the satisfaction of such vesting conditions or other requirements, conditions, or restrictions imposed by the Board of Directors or authorized committee. A holder of a restricted stock unit generally will recognize no income upon the grant of such award. Upon the issuance of the shares in settlement of the award, holders will recognize ordinary income in the year of receipt in an amount equal to the fair market value of the shares received as of such date. The ordinary income generally is subject to withholding of income and employment taxes. The Company will be entitled to a corresponding compensation deduction equal to the amount of ordinary income recognized by the holder. As with stock awards, the holder of a restricted stock unit will have a basis in the shares acquired equal to any amount paid on receipt, if any, plus the amount of any income or gain recognized by the holder. On the sale of the shares, the holder will have a capital gain or loss equal to the sales proceeds less his or her basis in the shares.

     Vote Required

         Adoption of the 2005 Plan requires the approval of a majority of the shares present, in person or represented by proxy, and voting at the Annual Meeting. Abstentions and broker nonvotes will not be counted and will have the same legal effect as a vote in favor of the approval of the 2005 Plan.

         The Board of Directors recommends a vote "FOR" the approval of the 2005 Plan. It is intended that, in the absence of contrary specifications, votes will be cast pursuant to the enclosed proxies for the approval of the 2005 Plan.

PRINCIPAL STOCKHOLDERS

         The following table sets forth, as of March 29, 2005, the name and shareholdings of each person who owns of record, or was known by the Company to own beneficially, 5% or more of the common stock currently outstanding; the name and shareholdings of each director; and the shareholdings of all executive officers and directors as a group. Unless indicated otherwise in the footnotes, each person named below has, to the best of the Company's knowledge, sole voting and investment power with respect to all shares of common stock shown as beneficially owned by each person:

                                            Amount and Nature of      Percent
            Name                            Beneficial Ownership    of Class(1)
========================================    ====================== =============
Principal Stockholders:
-----------------------
Wellington Management Company(2)........         2,179,900              6.4%

Directors:
----------
David N. Pierce(3)......................           483,408              1.4
Thomas B. Lovejoy(4)....................           695,134              2.0
Jerzy B. Maciolek(5)....................           229,000              0.7
David L. Worrell(6).....................            47,333              0.1
Arnold S. Grundvig, Jr. (7).............             5,333              --
Dennis B. Goldstein(8)..................            64,666              0.2
Richard B. Hardman(9)...................            10,000              --

All executive officers and directors
  as a group (9 persons)(10)............         2,302,537              6.4%
-----------------
(1) Calculations of total percentages of ownership outstanding for each individual assume the exercise of currently vested options held by that individual to which the percentage relates. Percentages calculated for totals of all executive officers and directors as a group assume the exercise of all vested options held by the indicated group.
(2) According to a Schedule 13-G dated February 14, 2005, by Wellington Management Company, LLP, 75 State Street, Boston, MA 02109.
(3) The calculation of beneficial ownership includes 325,000 shares subject to outstanding options that were exercisable within 60 days of the table date, 40,000 shares held by David N. Pierce as custodian for minor children, and 21,918 shares held in Mr. Pierce's IRA accounts. Excludes 2,000 shares held by Mr. Pierce's wife, Mary Phillips, as custodian for minor children, of which Mr. Pierce disclaims beneficial ownership.
(4) The calculation of beneficial ownership includes 225,000 shares subject to outstanding options that were exercisable within 60 days of the table date, 26,000 shares held in trust for the benefit of Thomas B. Lovejoy's children, 56,268 shares held in Mr. Lovejoy's retirement accounts, 10,000 shares held by Mr. Lovejoy's spouse's IRA account, and 200,000 shares held by Lovejoy & Associates, Inc. (of which Mr. Lovejoy is sole owner).
(5) The calculation of beneficial ownership includes 229,000 shares subject to outstanding options that were exercisable within 60 days of the table date.
(6) The calculation of beneficial ownership includes 10,333 shares subject to outstanding options and warrants that were exercisable within 60 days of the table date. Includes 20,000 shares held by David L. Worrell jointly with his wife, Julianne Shedd Worrell, 7,000 shares held by Mr. Worrell's IRA, and 5,000 shares held solely by Julianne Shedd Worrell's IRA.
(7) The calculation of beneficial ownership includes 5,333 shares subject to outstanding options that were exercisable within 60 days of the table date.
(8) The calculation of beneficial ownership includes 44,666 shares subject to outstanding options that were exercisable within 60 days of the table date.
(9) The calculation of beneficial ownership includes 10,000 shares subject to outstanding options that were exercisable within 60 days of the table date.
(10) The calculation of beneficial ownership includes 1,417,832 shares subject to outstanding options that were exercisable within 60 days of the table date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during or respecting its last fiscal year ended December 31, 2004, no person who, at any time during the most recent fiscal year, was a director, officer, beneficial owner of more than 10% of any class of equity securities of the Company, or any other person known to be subject to
Section 16 of the Exchange Act failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The written charter of the Company's Audit Committee requires that all related-party transactions, including any between the Company and its executive officers, directors and principal stockholders (i.e., stockholders owning beneficially 5% or more of the outstanding voting securities of the Company) must be approved by the Audit Committee. For this purpose, a transaction is deemed material if such transaction, alone or together with a series of similar transactions during the same fiscal year, involves an amount that exceeds $60,000. No such transactions occurred during the fiscal year ended December 31, 2004.

EXECUTIVE COMPENSATION

     Summary Compensation

         The following table sets forth, for the last three fiscal years of the Company, the annual and long-term compensation earned by, awarded to, or paid to the person who was Chief Executive Officer of the Company and each of the four other highest compensated executive officers of the Company as of the end of the last fiscal year (the "Named Executive Officers"):

                                                                             Long Term Compensation
                                                                         -------------------------------
                                           Annual Compensation                   Awards         Payouts
                                   ------------------------------------- -------------------------------
                                                                                     Securities
                                                                         Restricted  Underlying          All Other
                          Year                                Other       Stock       Options/   LTIP      Compen-
   Name and Principal     Ended                               Annual      Award(s)      SARs    Payouts    sation
        Position         Dec. 31     Salary ($)  Bonus ($) Compensation($)   ($)      (no.) (1)   ($)      ($)(2)
----------------------- ---------- ----------- ----------- -------------- ---------  ---------- -------- ----------
David N. Pierce            2004       $250,000 $        --  $       --    $   --        85,000  $   --     $20,500
  President                2003        248,000          --          --        --        85,000      --          --
  (CEO)                    2002        152,489          --          --        --        85,000      --          --

Andrew W. Pierce           2004       $189,000 $        --  $       --    $   --        75,000  $   --     $18,900
  Vice-President           2003        189,000          --          --        --        75,000      --          --
  (COO)                    2002        113,480          --          --        --        75,000      --          --

Thomas B. Lovejoy          2004       $189,000 $        --  $       --    $   --        75,000  $   --     $18,900
  Chairman                 2003        186,000          --          --        --        75,000      --          --
  (CFO)                    2002        113,480          --          --        --        75,000      --       4,539

Scott J. Duncan            2004       $189,000 $        --  $       --    $   --        75,000  $   --     $18,900
   Vice-President          2003        186,600          --          --        --        75,000      --          --
   Investor Relations      2002         88,657          --          --        --        75,000      --       4,539

Jerzy B. Maciolek          2004       $189,000 $        --  $       --    $   --       175,000  $   --     $18,900
  Vice-President           2003        186,000          --          --        --        75,000      --          --
  Exploration              2002        113,480          --          --        --        75,000      --       4,539
-------------------

(1)  Consists of stock options only.
(2) Includes employer contributions under the Company's 401(k) plan. No material benefits are payable on retirement under this plan, which was initiated in mid-1999.

     Agreement To Accept Payment at Reduced Rate and Waiver of Accrued Compensation

         Effective July 1, 2002, each of the above individuals agreed to accept payment of their respective salaries at one-half of the previously-agreed rate until such time as the Board of Directors determined that the Company's financial condition was such that regular compensation could be resumed. Effective October 1, 2003, the Board of Directors determined that the Company's financial condition had improved such that regular compensation could be resumed.

     Option/SAR Grants in Last Fiscal Year

         The following table sets forth information respecting all individual grants of options and stock appreciation rights ("SARs") made during the last completed fiscal year to the Named Executive Officers of the Company:

                                                                                           Potential Realizable
                                                                                                  Value
                                                                                         at Assumed Annual Rates
                                   Individual Grants                                          of Stock Price
                                                                                         Appreciation for Option
                                                                                                   Term
--------------------------------------------------------------------------------------- ---------------------------
          (a)                   (b)              (c)            (d)            (e)          (f)           (g)
                             Number of       Percent of
                             Securities     Total Options
                             Underlying      SARs Granted   Exercise or
                            Options/SARs     to Employees/  Base Price     Expiration
         Name              Granted (#)(1)   in Fiscal Year   ($/share)        Date        5% ($)        10% ($)
------------------------  ---------------  --------------  ------------  -------------- ------------  -------------
David N. Pierce........       85,000           8.61%          $8.37       08/31/2011      $289,632    $   674,965
Andrew W. Pierce.......       75,000           7.60            8.37       08/31/2011       255,557        595,557
Thomas B. Lovejoy......       75,000           7.60            8.37       08/31/2011       255,557        595,557
Scott J. Duncan........       75,000           7.60            8.37       08/31/2011       255,557        595,557
Jerzy B. Maciolek......      175,000          17.73            8.37       08/31/2011       596,300      1,389,633
--------------------

(1) These options vest one-third on the first anniversary of the date of grant and one-third on each of the next two anniversaries thereafter.

     Aggregate Option/SAR Exercises in Last Fiscal Year and Year-End Option/SAR Values

         The following table sets forth information respecting the exercise of options and SARs during the last completed fiscal year by the Named Executive Officers and the fiscal year-end values of unexercised options and SARs:

          (a)                  (b)            (c)                (d)                           (e)
                                                                Number
                                                       of Securities Underlying
                                                         Unexercised Options/       Value of Unexercised
                            Shares                          SARs at Fiscal       In-the-Money Options/SARs
                          Acquired on       Value            Year-End (#)          at Fiscal Year-End ($)
                           Exercise        Realized          Exercisable/               Exercisable/
         Name                 (#)            ($)            Unexercisable             Unexercisable(1)
------------------------ --------------  ------------- ------------------------- ---------------------------
David N. Pierce.........     555,000       $3,103,875     325,000 / 170,000       $2,294,583 / $980,617
Andrew W. Pierce........     545,000        3,068,625     275,000 / 150,000        1,948,625 / 865,250
Thomas B. Lovejoy.......      45,000          158,625     275,000 / 150,000        1,948,625 / 865,250
Scott J. Duncan.........      45,000           78,975     275,000 / 150,000        1,948,625 / 865,250
Jerzy B. Maciolek.......      79,000          292,475     241,000 / 250,000        1,634,465 / 1,196,250
--------------

(1) Based on the closing sales price for the common stock of $11.68 per share on December 31, 2004.

     Directors' Compensation

         The Company pays its outside directors a retainer of $18,000, pays them a per-meeting fee of $1,500 for each Board of Directors' regularly-scheduled meeting attended, issues them options to purchase 12,000 shares of common stock per year, and reimburses costs incurred by them in attending meetings of the Board of Directors and its committees. The chairmen of the Audit Committee, currently Arnold S. Grundvig, Jr., and of the Compensation Committee, currently David L. Worrell, each receive $5,000 additional per year. Each director is granted options to purchase 6,000 shares of common stock upon initial election or appointment to the Board of Directors. The Company does not pay any separate compensation to employees who serve on the Board of Directors.

         The lead director, currently Mr. Goldstein, receives twice the retainer and twice the number of options received by the other outside directors. Mr. Hardman, who is the Technical Advisor to the Board of Directors, was granted options to purchase an additional 65,000 shares of common stock as a consequence of his appointment to that position.

         In addition to his service as a director, Mr. Hardman has been engaged by the Company as a geologic consultant. In this capacity, he receives $57,000 per year.

         All options issued to directors are issued at the approximate market price on the date of grant.

     Employment Agreements, Termination of Employment, and Change in Control

         On November 16, 2004, the Company entered into Employment Agreements with each of the Named Executive Officers that provide for continued service in their current capacities for a period of 18 months, concluding on May 15, 2006. The agreements provide for base salaries and participation in incentive and bonus plans at the discretion of the Company's Board of Directors, as well as participation in the Company's stock option and other employee benefit plans that are consistent with and similar to such plans provided to its employees generally. Currently, the annual salaries of the foregoing are $350,000 for David N. Pierce and $250,000 for each of the other Named Executive Officers. The Named Executive Officers have also agreed to certain confidentiality and noncompetition provisions. In the event their employment is terminated by the Company "without cause," or by the employee "for cause," they are entitled to receive an amount equal to two times the greater of (a) employee's then-current annual salary, or (b) employee's salary plus bonus compensation for the year most recently ended. The agreements also provide payment provisions in the event of the death or disability of the employee.

         On November 16, 2004, the Company also entered into separate Change in Control Compensation Agreements with the above executive officers. The agreements provide for certain severance and separation benefits in the event that the Company is involved in a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, which generally applies if (i) any person other than the Company or a current director or officer of the Company is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% of the combined voting power of the Company's then-outstanding securities; or (ii) there is a merger or consolidation of the Company in which the Company does not survive as an independent public company; or (iii) the business or businesses of the Company for which the specific executive's services are principally performed are disposed of by the Company pursuant to a partial or complete liquidation of the Company, a sale of the Company's assets, or otherwise. Following such change in control, in the event their employment is terminated by the Company "without cause," or by the employee "for cause," they are entitled to receive an amount equal to two times the greater of (a) employee's then-current annual salary, or
(b) employee's salary plus bonus compensation for the year most recently ended. In addition, the employee shall fully vest in and have the right to exercise all outstanding options, stock purchase awards, and other outstanding awards including shares as to which he would not otherwise be vested or exercisable.

     Options and Warrants Granted to Officers, Directors, Employees and Consultants

         As of December 31, 2004, the Company had outstanding options and warrants to purchase an aggregate of 3,851,733 shares that had been granted to officers, directors, employees and consultants of the Company. Of such options, 1,149,733 contain vesting limitations contingent on continuing association with the Company. These options and warrants are exercisable at prices ranging between $2.40 and $9.00 per share. Options issued to executive officers and directors contain terms providing that, in the event of a change in control of the Company and at the election of the optionee, the unexercised options will be canceled, and the Company will pay to the optionee an amount equal to the number of unexercised options multiplied by the amount by which the fair market value of the common stock as of the date preceding the change of control event exceeds the option exercise price. The grants of options to officers and directors were not the result of arm's-length negotiations.

COMPENSATION COMMITTEE REPORT

     General

         Under the supervision of the Compensation Committee, the Company has developed and implemented compensation policies, plans and programs that seek to enhance the Company's ability to recruit and retain qualified executive and other personnel, including incentive bonuses and stock option and award programs that create long-term incentive for executive management and key employees by enabling them to acquire an equity stake in the Company.

         The Company's basic compensation package consists of salary, bonus, stock options, and retirement plan contributions. In developing and implementing compensation policies and procedures, the Compensation Committee's objectives are to provide rewards for the long-term value of individual contribution and performance to the Company, provide rewards that are both recurring and nonrecurring, provide for fairness and consistency, pay competitively, conduct an effective performance review process, and meet all legal requirements.

         The functions of the Compensation Committee are to:

         o outside the presence of the Chief Executive Officer, review and recommend to the Board of Directors the amount and manner of compensation of the Chief Executive Officer for final determination by the Board of Directors;

         o consult with and consider the recommendations of the Chief Executive Officer respecting the amount and manner of compensation of the other executive officers and recommend to the Board of Directors the amount and manner of compensation for such executive officers for final determination by the Board of Directors;

         o consult with the Chief Executive Officer respecting the amount and manner of compensation for other executive-level personnel;

         o counsel with the Chief Executive Officer in personnel matters and management organization;

         o support an employment environment of equal opportunity without regard to discrimination on the basis of age, race, religion, sex or national origin;

         o prepare for inclusion in the Company's proxy or information statement for its annual stockholders' meeting disclosure of the Compensation Committee's compensation policies applicable to executive officers, including the specific relationship of corporate performance to executive compensation;

         o review and recommend to the Board of Directors incentive awards under the Company's stock option and stock award plans for executive officers, directors, employees and other eligible participants; and

         o take such further action as necessary to comply with all applicable requirements of law and related regulations and the rules of any national securities exchange or national securities association on which the Company's securities are traded.

         All stock option and award plans are administered by the Board of Directors or a committee thereof. At its discretion, the Board of Directors or committee may grant stock, incentive stock options or nonqualified options to any employee, including officers. In addition to the options granted under the stock option plans, the Company may also issue nonqualified options outside the stock option plans. The granted options have terms ranging from five to seven years and vest over periods ranging from the date of grant to three years. Under terms of the stock option award plans, the Company may also issue restricted stock.

         The Compensation Committee reviews the various components of compensation from time to time during the year rather than only once annually, comparing them to those offered by similar companies when such information is available. The Compensation Committee may consider additional compensatory programs for its Chief Executive Officer, other executive officers, and other employees in an effort to broaden the range of indirect and deferred compensation and perquisites provided while attempting to mitigate adverse tax consequences. In reviewing deferred compensation alternatives, the Compensation Committee may adopt and fund benefit plans under criteria that enable the employee beneficiary to, in effect, recoup some of the benefits previously foregone because of the Company's other priorities when its financial resources were more limited.

     2004 Compensation Review for Executives and Employees other than the Chief Executive Officer

         In late 2003, the Compensation Committee conducted a compensation review with respect to executive officers (other than the Chief Executive Officer whose salary is addressed in the following section) by reference to a review of compensation at similar companies taking into consideration such factors adjusted as the Compensation Committee deemed appropriate for variations in geographic location, size, emphasis on exploration as compared to the level of production and reserves, and profitability. Because of the foregoing factors, the group of firms reviewed by the Compensation Committee for this purpose did not include all of the firms included in the significantly larger peer group whose stock performance is reflected in the Performance Graph - Comparison of Five-Year Cumulative Total Returns included within this document.

         In reviewing the performance of the Company and its executives, the Compensation Committee considered the extent to which the Company and its executives had accomplished objectives for the Company developed by discussion between the Compensation Committee and management, the extent to which the Company's successes and failures in meeting objectives was or was not reasonably within the control or responsibility of the Company's management, and the recommendations of management. The Compensation Committee recommended to the Board of Directors that salary levels be set for the year 2004 at levels recommended by the Compensation Committee. Acting on the recommendations of the Compensation Committee, the Board of Directors approved the recommendation.

     2004 Chief Executive Officer Compensation Review

         In late 2003, the Compensation Committee recommended to the Board of Directors that the 2004 salary level for the Chief Executive Officer be adjusted on the same basis as applied to other executives, except that objectives against which performance was measured also included the performance of the Company's stock price during 2003, continuing the development of the Company's relationships with the government of Poland and the Company's strategic partners, the Company's progress toward discovering, developing and marketing gas reserves in Poland, acquiring additional oil and gas assets in Poland, and expanding the Company's strategic alliances and industry position generally. Efforts to obtain additional funding, conceiving and implementing programs to achieve growth, maintaining compliance with regulatory requirements, and achieving within the stockholder and the broader business community a high regard for the integrity of the Company and its management were also considered, without any specific weight assigned to any specific factors. The Compensation Committee also weighed accomplishments and progress against various delays and impediments encountered and considered the degree to which material events and factors were or were not within the control of the Chief Executive Officer. Due to the nature of the Company's business, the Compensation Committee did not establish objective criteria in the determination of compensation for the Chief Executive Officer, but applied the subjective criteria discussed above. The Board of Directors adopted the Compensation Committee's recommendations.

     Compensation Committee Interlocks and Insider Participation

         No member of the Compensation Committee is a present or former officer of the Company or any subsidiary. There are no other interlocks. No member of the Compensation Committee, his family, or his affiliate was a party to any material transactions with the Company or any subsidiary since the beginning of the last completed fiscal year. No executive officer of the Company serves as an executive officer, director or member of a Compensation Committee of any other entity, an executive officer or director of which is a member of the Company's Compensation Committee.

         The foregoing report has been furnished by:  David L. Worrell, Chairman
                                                      Dennis B. Goldstein
                                                      Arnold S. Grundvig, Jr.
                                                      Richard Hardman

EQUITY COMPENSATION PLANS

                                                                                     Number of Securities
                                                                                     Remaining Available
                                                                                     for Future Issuance
                                      Number of Securities                               under Equity
                                       To Be Issued upon       Weighted-Average       Compensation Plans
                                          Exercise of          Exercise Price of    (excluding securities
                                      Outstanding Options,   Outstanding Options,    reflected in column
                                      Warrants and Rights     Warrants and Rights            (a))
           Plan Category                      (a)                     (b)                    (c)
------------------------------------ ----------------------- ---------------------- -----------------------
Equity compensation plans
  approved by security holders.....          3,771,773                $5.48                  954,566

Equity compensation plans not
  approved by security holders.....             80,000                 4.80                       --
                                            ----------                                      --------
      Total                                  3,851,773                                       954,566
                                            ==========                                      ========

         Since inception, the Company has issued options pursuant to stock option and award plans that have been adopted by the Board of Directors and approved by the stockholders. As of December 31, 2004, the Company had outstanding options to purchase an aggregate of 3,771,773 shares under plans that have been approved by the stockholders. In addition, from time to time, the Board of Directors has authorized the issuance of options, warrants and convertible securities under arrangements that have not been submitted to the stockholders for approval. This includes compensatory options granted to employees, consultants, officers, directors and others. As of December 31, 2004, there was an aggregate of 80,000 shares reserved for issuance under currently outstanding options, warrants and convertible securities not submitted to the stockholders for approval.

         In addition to the specific provisions noted below, all such outstanding options, warrants and convertible securities provide for antidilution adjustments to the number of shares issuable and the exercise or conversion price in the event of any stock split, stock dividend or recapitalization of the Company's common stock; restrict transfer; require the Company to reserve for issuance that number of shares issuable on exercise or conversion; require notice to the holder prior to certain extraordinary corporate events; require payment of the exercise price of options and warrants in cash plus such other type of consideration as specifically noted; are fully vested and exercisable unless otherwise indicated; and contain other similar miscellaneous items.

         The Company granted to an outside consultant options to purchase 30,000 shares at $7.375 per share in 1999. The options vest one third per year after the anniversary date of the grant, are exercisable for a period of seven years after the date of vesting, and are exercisable by delivering common stock owned by the optionee for over six months or a promissory note on terms acceptable to the Board of Directors.

         The Company granted to a consultant in Poland options to purchase 25,000 shares at $4.0625 per share on October 18, 2000, and at $2.44 per share on November 12, 2001. Each option vests one third per year after the date of grant and is exercisable for a period of seven years after the date of vesting. The options may be exercised by the delivery of a promissory note in a form satisfactory to the Board of Directors, by the delivery of common stock owned by the optionee for over six months, or in such other form as the Board of Directors may deem appropriate.

FIVE-YEAR PERFORMANCE COMPARISON GRAPH

         The following graph provides an indicator of cumulative total stockholder returns for the Company as compared with the total returns index for the Nasdaq Stock Market (U.S. companies) and an industry peer group for the past five years. The industry peer group selected by the Company is comprised of companies in the United States whose stock is traded on Nasdaq and which are included in Standard Industrial Code 1311, or SIC 1311, entitled "Crude

Petroleum and Natural Gas." The industry peer group comprised of firms in SIC 1311 is different than the group of firms the Compensation Committee used for comparison purposes in determining executive compensation. The Compensation Committee selected firms from SIC 1311 that were similar to the Company in terms of geographic location and size, with emphasis on exploration as compared to the level of production and reserves, and profitability. For purposes of comparing five-year cumulative total stockholder returns, the Company believes that it is appropriate to provide five-year cumulative total stockholder returns data for the industry peer group based on a broader industrial classification code group involving a larger number of firms.

                Comparison of Five-Year Cumulative Total Returns
                      Performance Graph for FX Energy, Inc.
                      (Including data to December 31, 2004)

                                     [GRAPH]


         The plot points for the preceding graph are detailed in the following table:

                                                             Legend

--------------------------------------------------------------------------------------------------------------------
Symbol      CRSP Total Returns Index for:          12/1999     12/2000     12/2001     12/2002     12/2003     12/2004
------      -----------------------------          -------     -------     -------     -------     -------     -------
[square]    FX Energy, Inc.....................     100.0         66.3        36.5       47.6        93.0        217.3
[star]       Nasdaq stock market
             (US Companies)...................      100.0         60.3        47.8       33.1        49.4         53.8
[triangle]  Industry peer group (SIC 1310-1319
             US Companies) Crude Petroleum
             and Natural Gas..................      100.0        207.9       155.8      154.6       273.2        423.9

Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization of the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 12/31/1999.

AUDIT COMMITTEE REPORT

         The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed the annual financial statements included in the Annual Report and filed with the Securities and Exchange Commission. The Audit Committee also reviewed the unaudited financial statements filed with the Company's quarterly reports on Form 10-Q.

         The Committee discussed with management and the independent registered public accountants regarding the acceptability and the quality of the accounting principles used in the financial statements. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, the reasonableness of the significant judgments and management decisions made in developing the financial statements and the independent registered public accountants' evaluation of the Company's internal controls. In addition, the Audit Committee has discussed with the independent registered public accountants their independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1.

         The Audit Committee has also discussed issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company, and the selection of the Company's independent registered public accountants with the Company management and its independent registered public accountants.

         The Audit Committee also discussed with management the Company's disclosure controls and procedures and the certifications by the Company's Chief Executive Officer and Chief Financial Officer which are required by the Securities and Exchange Commission under the Sarbanes-Oxley Act of 2002 for certain of the Company's filings with the Securities and Exchange Commission.

During 2004, the Company did not engage PricewaterhouseCoopers LLP to perform any management or financial information systems design consulting services.

         Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

         The foregoing report has been furnished by: Arnold S. Grundvig, Jr.,
                                                       Chairman
                                                     Dennis B. Goldstein
                                                     David L. Worrell

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

     Selection of Auditors

         The selection of the Company's auditors will not be submitted to the stockholders for their approval in the absence of a requirement to do so. It is anticipated that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will be provided the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions.

     Audit Fees

         The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2004, and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year were $254,713. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2003, for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year, and for reviews of registration statements and for assistance with the Securities and Exchange Commission's review of the Company's prior year financial statements were $129,745.

     Audit Related Fees

         PricewaterhouseCoopers LLP did not bill the Company for any professional services that were reasonably related to the performance of the audit or review of financial statements for either the fiscal year ended December 31, 2004, or the fiscal year ended December 31, 2003, that are not included under Audit Fees above.

     Tax Fees

         The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2004, and December 31, 2003, were $14,888 and $14,067, respectively.

     All Other Fees

         PricewaterhouseCoopers LLP did not perform any services for the Company or charge any fees other than the services described above under "Audit Fees" and "Tax Fees" for either the fiscal year ended December 31, 2004, or the fiscal year ended December 31, 2003.

         The engagements of PricewaterhouseCoopers LLP to perform all of the above-described services were approved by the Audit Committee before the Company entered into the engagements, and the policy of the Audit Committee is to require that all services performed by the independent registered public accountants be preapproved by the Audit Committee before the services are performed.

OTHER MATTERS

         Management does not know of any business other than that referred to herein that may be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

         In order to assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please indicate your choices on the enclosed proxy and date, sign and return it promptly in the envelope provided. The signing of a proxy by no means prevents your attending the meeting.

                                              By Order of the Board of Directors

                                              FX ENERGY, INC.


Salt Lake City, Utah
May 13, 2005                                  Scott J. Duncan, Secretary